Exhibit 10.1

RESOLUTIONS ADOPTED BY
MAJORITY WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

LAS VEGAS XPRESS, INC.
a Nevada corporation

The undersigned being a majority action taken by the Directors of Las Vegas Xpress, Inc. (the "Corporation"), hereby consent to take the following action and adopt the following recitals and resolutions effective as of December 3, 2018.

DEPARTING OF THE DIRECTOR OF THE BOARD

WHEREAS, it is in the best interest of the Corporation and its stockholders that the following actions herewith be approved, and;

WHEREAS, it is recognized that Don Adams has been removed from the Board of Directors of Las Vegas Xpress, Inc., effective December 3, 2018, and;

WHEREAS, it is in the best interest of the Corporation to approve the removal of Don Adams as a Director of the Board, and;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of Las Vegas Xpress, Inc. shall approve the removal of Don Adams as its Director effective December 3, 2018, and;

RESOLVED FURTHER, that Directors of this Corporation are hereby authorized to join in the execution of, or attest and/or affix the corporate seal of the Corporation to, any document, agreement or instrument executed by the CEO or other authorized officer of this Corporation on behalf of the Corporation in furtherance of the foregoing resolutions; and

RESOLVED FURTHER, that the officers of this Corporation are and each hereby is authorized to do and perform all such further actions and things and to sign all such further documents, certificates and other writings and to take all such further actions as may be necessary or advisable or convenient or proper to carry out the intent of the foregoing.

RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of these resolutions are hereby ratified and affirmed.

This Majority Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This Majority Written Consent shall be filed in the Minute Book of the Corporation and become a part of the records of this Corporation.

/s/ Michael Barron
Michael A. Barron - Director

/s/ Louis Schillinger
Louis Schillinger - Director

/s/ John McPherson
John D. McPherson - Director